Prospectus Supplement	December 17, 2018

Putnam Tax Exempt Income Funds
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Prospectus dated September 30, 2018

The second paragraph in the section What are each fund’s main investment strategies and related risks? is replaced in its entirety with the following:

As mentioned in the fund summaries, we pursue each fund’s goal by investing mainly in tax-exempt investments that are investment-grade in quality. Under normal circumstances, we invest at least 80% of a fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of a fund’s shareholders. Certain states may impose additional requirements on the composition of a fund’s portfolio in order for distributions from that fund to be exempt from state taxes.

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